Exhibit 24
             DIRECTOR'S POWER OF ATTORNEY


     The undersigned director of ShopKo Stores, Inc.
designates each of Richard D. Schepp and David A.
Liebergen, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the ShopKo Stores, Inc. Registration Statements on Form S-8 relating to the ShopKo Stores, Inc. Profit Sharing and Super Saver
Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-
8; (ii) generally doing all things in his name and on his behalf in his capacity as director to enable ShopKo
Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Forms S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     The undersigned director of ShopKo Stores, Inc.
designates each of Richard D. Schepp and David A.
Liebergen, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the ShopKo Stores, Inc. Registration Statements on Form S-8 relating to the ShopKo Stores, Inc. Stock Incentive Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as director to enable ShopKo
Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Forms S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 11th day of March, 1998.




                              /s/  Jack W. Eugster
                              ------------------------
                              Jack W. Eugster

             DIRECTOR'S POWER OF ATTORNEY


     The undersigned director of ShopKo Stores, Inc.
designates each of Richard D. Schepp and David A.
Liebergen, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the ShopKo Stores, Inc. Registration Statements on Form S-8 relating to the ShopKo Stores, Inc. Profit Sharing and Super Saver
Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-
8; (ii) generally doing all things in his name and on his behalf in his capacity as director to enable ShopKo
Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Forms S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     The undersigned director of ShopKo Stores, Inc.
designates each of Richard D. Schepp and David A.
Liebergen, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the ShopKo Stores, Inc. Registration Statements on Form S-8 relating to the ShopKo Stores, Inc. Stock Incentive Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as director to enable ShopKo
Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Forms S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 11th day of March, 1998.




                              /s/  Jeffrey C. Girard
                              ------------------------
                              Jeffrey C. Girard

             DIRECTOR'S POWER OF ATTORNEY


     The undersigned director of ShopKo Stores, Inc.
designates each of Richard D. Schepp and David A.
Liebergen, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the ShopKo Stores, Inc. Registration Statements on Form S-8 relating to the ShopKo Stores, Inc. Profit Sharing and Super Saver
Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-
8; (ii) generally doing all things in his name and on his behalf in his capacity as director to enable ShopKo
Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Forms S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     The undersigned director of ShopKo Stores, Inc.
designates each of Richard D. Schepp and David A.
Liebergen, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the ShopKo Stores, Inc. Registration Statements on Form S-8 relating to the ShopKo Stores, Inc. Stock Incentive Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as director to enable ShopKo
Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Forms S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 11th day of March, 1998.




                              /s/  Dale P. Kramer
                              ------------------------
                              Dale P. Kramer

             DIRECTOR'S POWER OF ATTORNEY


     The undersigned director of ShopKo Stores, Inc.
designates each of Richard D. Schepp and David A.
Liebergen, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the ShopKo Stores, Inc. Registration Statements on Form S-8 relating to the ShopKo Stores, Inc. Profit Sharing and Super Saver
Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-
8; (ii) generally doing all things in his name and on his behalf in his capacity as director to enable ShopKo
Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Forms S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     The undersigned director of ShopKo Stores, Inc.
designates each of Richard D. Schepp and David A.
Liebergen, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the ShopKo Stores, Inc. Registration Statements on Form S-8 relating to the ShopKo Stores, Inc. Stock Incentive Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as director to enable ShopKo
Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Forms S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 11th day of March, 1998.




                              /s/  William J. Podany
                              ------------------------
                              William J. Podany

             DIRECTOR'S POWER OF ATTORNEY


     The undersigned director of ShopKo Stores, Inc.
designates each of Richard D. Schepp and David A.
Liebergen, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the ShopKo Stores, Inc. Registration Statements on Form S-8 relating to the ShopKo Stores, Inc. Profit Sharing and Super Saver
Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-
8; (ii) generally doing all things in his name and on his behalf in his capacity as director to enable ShopKo
Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Forms S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     The undersigned director of ShopKo Stores, Inc.
designates each of Richard D. Schepp and David A.
Liebergen, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the ShopKo Stores, Inc. Registration Statements on Form S-8 relating to the ShopKo Stores, Inc. Stock Incentive Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as director to enable ShopKo
Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Forms S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 11th day of March, 1998.




                              /s/  James L. Reinersten, M.D.
                              -------------------------------
                              James L. Reinertsen, M.D.

             DIRECTOR'S POWER OF ATTORNEY


     The undersigned director of ShopKo Stores, Inc.
designates each of Richard D. Schepp and David A.
Liebergen, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the ShopKo Stores, Inc. Registration Statements on Form S-8 relating to the ShopKo Stores, Inc. Profit Sharing and Super Saver
Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-
8; (ii) generally doing all things in his name and on his behalf in his capacity as director to enable ShopKo
Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Forms S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     The undersigned director of ShopKo Stores, Inc.
designates each of Richard D. Schepp and David A.
Liebergen, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the ShopKo Stores, Inc. Registration Statements on Form S-8 relating to the ShopKo Stores, Inc. Stock Incentive Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as director to enable ShopKo
Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Forms S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 11th day of March, 1998.




                              /s/  William J. Tyrrell
                              -------------------------
                              William J. Tyrrell

             DIRECTOR'S POWER OF ATTORNEY


     The undersigned director of ShopKo Stores, Inc.
designates each of Richard D. Schepp and David A.
Liebergen, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the ShopKo Stores, Inc. Registration Statements on Form S-8 relating to the ShopKo Stores, Inc. Profit Sharing and Super Saver
Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-
8; (ii) generally doing all things in his name and on his behalf in his capacity as director to enable ShopKo
Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Forms S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     The undersigned director of ShopKo Stores, Inc.
designates each of Richard D. Schepp and David A.
Liebergen, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the ShopKo Stores, Inc. Registration Statements on Form S-8 relating to the ShopKo Stores, Inc. Stock Incentive Plan and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as director to enable ShopKo
Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission;
and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Forms S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.


     Dated this 11th day of March, 1998.




                              /s/  Stephen E. Watson
                              --------------------------
                              Stephen E. Watson